SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 11, 2005.

FBR Securitization, Inc.

(Exact name of registrant as specified in charter)

Delaware	333-122578	20-2028732

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1001 Nineteenth Street North, Arlington, VA	22209

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (703) 312-9500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

     FBR Securitization, Inc. (the “Registrant”) registered issuance of its First NLC Trust 2005-1, Callable Mortgage-Backed Notes, Series 2005-1 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (333-122578) (the “Registration Statement”). Pursuant to the Registration Statement, the Registrant issued $717,050,000 aggregate principal amount of Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10, Class M-11, Class M-12, Class M-13, Class M-14 and Class M-14 of its First NLC Trust 2005-1, Callable Mortgage-Backed Notes, Series 2005-1 (collectively, the “Notes”) on May 11, 2005. This Current Report on Form 8-K is being filed to satisfy the undertaking contained in the definitive Prospectus dated February 23, 2005, as supplemented by the Prospectus Supplement dated May 9, 2005 (the “Prospectus Supplement”) to file a copy of the Transfer and Servicing Agreement, the Indenture and the Owner Trust Agreement (as defined below).

     The Notes were issued pursuant to an Indenture, dated as of April 1, 2005 (the “Indenture”) among First NLC Trust 2005-1, as issuer (the “Issuer”), JPMorgan Chase Bank, National Association, as securities administrator (the “Securities Administrator”) and HSBC Bank USA, National Association, as indenture trustee (the “Indenture Trustee”). The Indenture is attached hereto as Exhibit 4.1.

     The Notes were sold to Friedman, Billings, Ramsey & Co., Inc. and JPMorgan Securities, Inc. (collectively, the “Underwriters”) pursuant to an Underwriting Agreement, dated as of May 9, 2005 (the “Underwriting Agreement”), by and among FBR Securitization, Inc., as depositor (the “Depositor”), First NLC Financial Services, LLC, as originator (the “Originator”) and the Underwriters.

     The Notes are secured by certain mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $739,221,331.69 as of April 1, 2005 and an ownership certificate issued by the Issuer pursuant to the Amended and Restated Owner Trust Agreement, dated as of May 11, 2005 (the “Owner Trust Agreement”), by and among the Depositor, Wilmington Trust Company, as owner trustee, and the Securities Administrator. A copy of the Owner Trust Agreement is attached hereto as Exhibit 99.2.

     The Mortgage Loans will be serviced by Ocwen Federal Bank FSB, as subservicer (the “Subservicer”) pursuant to the terms of a Transfer and Servicing Agreement dated as of April 1, 2005, by and among the Issuer, the Depositor, the Originator, the Securities Administrator, the Indenture Trustee, the Subservicer, JPMorgan Chase Bank, National Association, as master servicer, FBR Trust Investments, LLC, as servicing rights owner and NLC Funding I, LLC, NLC Finance I, LLC, First NLC Financial Services, LLC and MHC I, Inc., as sellers. A copy of the Transfer and Servicing Agreement is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements, Pro Forma Financial Statements and Exhibits.

Information and Exhibits

(a)	Financial Statements of business acquired.

Not applicable.

(b)	Pro Forma financial information.

Not applicable.

(c)	Exhibits.

4.1	Indenture, dated as of April 1, 2005, among First NLC Trust 2005-1, as issuer, JPMorgan Chase Bank, National Association, as securities administrator and HSBC Bank USA, National Association, as indenture trustee.

99.1	Transfer and Servicing Agreement, dated as of April 1, 2005, by and among First NLC Trust 2005-1, as issuer, FBR Securitization, Inc., as depositor, FBR Trust Investments LLC, as servicing rights owner, First NLC Financial Services, LLC, as originator and as a seller, NLC Funding I, LLC, NLC Finance I, LLC and MHC I, Inc., as sellers, JPMorgan Chase Bank, National Association, as securities administrator and the master servicer, Ocwen Federal Bank FSB, as subservicer and HSBC Bank USA, National Association, as indenture trustee.

99.2	Amended and Restated Owner Trust Agreement, dated as of May 11, 2005, by and among FBR Securitization, Inc., as depositor, JPMorgan Chase Bank, National Association, as securities administrator, and Wilmington Trust Company, as owner trustee.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 25, 2005	FBR SECURITIZATION, INC.

	By:	/s/ Richard J. Hendrix

	Name:	Richard J. Hendrix
	Title:	President and Chief Operating Officer

[Form 8-K - Series 2005-1 - Post-Closing]

Exhibit Index

Exhibit No.		Page

4.1	Indenture dated as of April 1, 2005, among First NLC Trust 2005-1, as issuer, JPMorgan Chase Bank, National Association, as securities administrator and HSBC Bank, National Association, as indenture trustee	[Electronic Format]

99.1	Transfer and Servicing Agreement dated as of April 1, 2005, among First NLC Trust 2005-1, as issuer, FBR Securitization, Inc., as depositor, FBR Trust Investments LLC, as servicing rights owner, First NLC Financial Services, LLC, as originator and seller, NLC Funding I, LLC, NLC Finance I, LLC and MHC I, Inc., as sellers, JPMorgan Chase Bank, National Association, as securities administrator and master servicer, Ocwen Federal Bank, FSB, as subservicer, JPMorgan Chase Bank, National Association, as securities administrator and HSBC Bank, National Association, as indenture trustee	[Electronic Format]

99.2	Amended and Restated Owner Trust Agreement, dated as of May 11, 2005, by and among FBR Securitization, Inc., as depositor, JPMorgan Chase Bank, National Association, as securities administrator, and Wilmington Trust Company, as owner trustee	[Electronic Format]